EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Landstar System, Inc. (the “Company”) on Form 10-Q for the period ending September 26, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Todd, Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2026

/s/ James P. Todd
James P. Todd
Vice President, Chief Financial Officer and Assistant Secretary